SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                                June 27, 2003


                           SPORT SUPPLY GROUP, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



             Delaware             001-10704            75-2241783
          ---------------        -----------          -------------
          (State or Other        (Commission          (IRS Employer
          Jurisdiction of        File Number)      Identification No.)
          Incorporation)

              1901 Diplomat Drive, Farmers Branch, Texas  75234
             ---------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code:  (972) 484-9484

 ITEM 7: EXHIBITS

 Exhibit No.  Description
 -----------  -----------
 99.1 Form 12b-25 Notification of Late Filing, filed with the Securities and Exchange Commission on June 27, 2003 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended)


 ITEM 9: REGULATION FD DISCLOSURE

 The information in this report is being furnished (i) pursuant to Regulation FD, and (ii) pursuant to Item 12 Results of Operations and Financial Condition (in accordance with SEC interim guidance issued March 28, 2003). In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

 On June 27,  2003, Sport  Supply Group,  Inc., a  Delaware corporation  (the
 "Company"), filed with the Securities and Exchange Commission (the "Commission") a "Notification of Late Filing" on Form 12b-25 (the "Filing") to state why the Company cannot file its Form 10-K, for the fiscal year ended March 28, 2003, with the Commission within the prescribed period. A copy of the Filing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  June 27, 2003

                                         SPORT SUPPLY GROUP, INC.

                                         By: /s/ Robert K. Mitchell
                                             -----------------------
                                             Robert K. Mitchell
                                             Chief Financial Officer

                              Index to Exhibits

 Exhibit No. Description
 ----------- -----------
 99.1 Form 12b-25 Notification of Late Filing, filed with the Securities and Exchange Commission on June 27, 2003 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended)